John Hancock Investment Trust

Supplement dated October 1, 2017, to the current Class R6 Prospectus (the “Prospectus”)

John Hancock Small Cap Core Fund (the fund)

Effective October 1, 2017, the Annual fund operating expenses table and the Expense example table in the “Fund summary” section are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R6
Management fee [1]	0.87
Other expenses[2]	0.14
Acquired fund fees and expenses[3]	0.00
Total annual fund operating expenses	1.01
[1]	"Management fee" has been restated to reflect the contractual management fee schedule effective October 1, 2017.
[2]	“Other expenses,” such as expected transfer agency expenses, have been estimated for the first year of operations of the fund’s Class R6 shares.
[3]
“Acquired fund fees and expenses” for the fund have been restated to reflect an amendment to the fund’s “Non-Fundamental Investment Restrictions” effective October 1, 2017 to prohibit the fund from investing in business development companies (“BDCs”). In meeting its investment restrictions, the fund does not currently incur any acquired fund fees or expenses.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R6
1 year	103
3 years	322
5 years	558
10 years	1,236

Additionally, in the “Fund summary” section under the heading “Portfolio management” and in the “Fund details” section under the heading “Who’s who ─ Subadvisor,” Bill Talbot’s title is updated from “Senior Portfolio Manager” to “Senior Managing Director and Senior Portfolio Manager.”

Effective October 1, 2017, in the “Fund details” section, under the heading “Who’s who — Management fee,” the disclosure regarding the fund’s management fee schedule is modified as follows:

The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average Daily Net Assets ($)	Annual Rate (%)
First 300 million	0.870
Next 300 million	0.830
Next 300 million	0.815
Excess Over 900 Million	0.800

During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.89% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective October 1, 2017.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Investment Trust (the “Trust”)
Supplement dated October 1, 2017 to the Statement of Additional Information dated August 24, 2017 for Class R6 shares (the “SAI”)

John Hancock Small Cap Core Fund (the “Fund”)

The following information supplements and supersedes any information to the contrary relating to the Fund contained in the SAI.

At a meeting held on September 26–28, 2017, the Trust’s Board of Trustees (the “Board”) approved a non-fundamental investment restriction for the Fund prohibiting investments in business development companies (“BDCs”). Pursuant to this revision, effective October 1, 2017, the “Non-Fundamental Investment Restrictions” for the Fund are amended and restated as follows. There are no changes to the “Fundamental Investment Restrictions” numbered (1) through (7) for the Fund.

Small Cap Core Fund will not:

(8) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.

(9) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the Fund’s net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation.

(10) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (7)) as security for indebtedness any securities held by the Fund, except in an amount of not more than 10% of the value of the Fund’s total assets and then only to secure borrowings permitted by restrictions (2) and (9). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

For purposes of restriction (10), “other strategic transactions” can include short sales and derivative transactions intended for non-hedging purposes.

(11) Make investments in business development companies (“BDCs”).

You should read this Supplement in conjunction with the SAI and retain it for future reference.